     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 19, 1999

                                                      REGISTRATION NO. 333-72583
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 2

                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                              CALPINE CORPORATION
             [EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER]

                      DELAWARE                                                 4911
              (STATE OF INCORPORATION)                             (PRIMARY STANDARD INDUSTRIAL
                                                                    CLASSIFICATION CODE NUMBER)

                          50 WEST SAN FERNANDO STREET
                               SAN JOSE, CA 95113
                                 (408) 995-5115
    (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                  OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                                PETER CARTWRIGHT
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                              CALPINE CORPORATION
                          50 WEST SAN FERNANDO STREET
                               SAN JOSE, CA 95113
                                 (408) 995-5115
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                            ------------------------

                                   COPIES TO:

                SCOTT D. LESTER, ESQ.                                  JOSEPH A. COCO, ESQ.
           BROBECK, PHLEGER & HARRISON LLP                   SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                     ONE MARKET                                          919 THIRD AVENUE
                 SPEAR STREET TOWER                                   NEW YORK, NY 10022-3897
               SAN FRANCISCO, CA 94105                                    (212) 735-3000
                   (415) 442-0900

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  As soon as practicable after this Registration Statement becomes effective.

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
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

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 16. EXHIBITS



  EXHIBIT
    NO.                                  DESCRIPTION
  -------                                -----------
    +1.1         Form of Underwriting Agreement (Common Stock)
    +1.2         Form of Underwriting Agreement (Senior Notes)
    +3.1         Amended and restated Certificate of Incorporation of Calpine
                 Corporation, a Delaware corporation(a)
    +3.2         Amended and restated By-laws of Calpine Corporation, a
                 Delaware corporation(a)
    +4.1         Form of Indenture
    +4.2         Indenture dated as of February 17, 1994 between the Company and Shawmut Bank of Connecticut, National Association, as
                 Trustee, including form of Notes.(b)
    +4.3         Indenture dated as of May 16, 1996 between the Company and
                 Fleet National Bank, as Trustee, including form of Notes.(c)
    +4.4         Indenture dated as of July 8, 1997 between the Company and
                 The Bank of New York, as Trustee, including form of
                 Notes.(d)
    +4.5         Indenture dated as of March 31, 1998 between the Company and
                 The Bank of New York, as Trustee, including form of Senior
                 Notes.(e)
    +4.6         Form of Senior Note (included in Exhibit 4.1)
    +5.1         Opinion of Brobeck, Phleger & Harrison LLP
   *12.1         Statement as to Computation of Ratio of Earnings to Fixed
                 Charges
   +23.1         Consent of Arthur Andersen LLP, independent accountants
   +23.2         Consent of Moss Adams LLP, independent accountants
   +23.3         Consent of Brobeck, Phleger & Harrison LLP (included in
                 Exhibit 5.1).
   +24.1         Powers of Attorney (included in the signature page of this
                 Registration Statement).
   *25.1         Statement of Eligibility and Qualification under the Trust
                 Indenture Act of 1939 of Trustee (Form T-1).


---------------
 *  Filed herewith.


 +  Previously filed.


(a) Incorporated by reference to registrant's Registration Statement on Form S-1 (Registration Statement 33-07497).

(b) Incorporated by reference to registrant's Registration Statement on Form S-1 (Registration Statement No. 33-73160).

(c) Incorporated by reference to registrant's Current Report on Form 8-K dated August 29, 1996 and filed on September 13, 1996.

(d) Incorporated by reference to registrant's Quarterly Report on Form 10-Q dated June 30, 1997 and filed on August 14, 1997.


(e) Incorporated by reference to registrant's Registration Statement on Form S-4 (Registration Statement No. 333-61047).

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Jose, State of California, on this 19th day of March, 1999.


                                          CALPINE CORPORATION

                                          By /s/ ANN B. CURTIS
                                            ------------------------------------
                                             Ann B. Curtis
                                             Executive Vice President and
                                             Director


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the registration statement has been signed below by the following persons on behalf of Calpine and in the capacities and on the dates indicated:



                  SIGNATURE                                 TITLE                     DATE
                  ---------                                 -----                     ----
                      *                              Chairman, President,        March 19, 1999
---------------------------------------------      Chief Executive Officer,
              Peter Cartwright                           and Director
                                                     (Principal Executive
                                                           Officer)

              /s/ ANN B. CURTIS                    Executive Vice President      March 19, 1999
---------------------------------------------            and Director
                Ann B. Curtis                      (Principal Financial and
                                                     Accounting Officer)

                      *                                    Director              March 19, 1999
---------------------------------------------
              Jeffrey E. Garten

                      *                                    Director              March 19, 1999
---------------------------------------------
               Susan C. Schwab

                      *                                    Director              March 19, 1999
---------------------------------------------
             George J. Stathakis

                      *                                    Director              March 19, 1999
---------------------------------------------
               John O. Wilson

                      *                                    Director              March 19, 1999
---------------------------------------------
              V. Orville Wright

           *By: /s/ ANN B. CURTIS                      Attorney-in-fact          March 19, 1999
   ---------------------------------------
                Ann B. Curtis

                               INDEX TO EXHIBITS


  EXHIBIT
    NO.                             DESCRIPTION
  -------                           -----------
    +1.1    Form of Underwriting Agreement (Common Stock)
    +1.2    Form of Underwriting Agreement (Senior Notes)
    +3.1    Amended and restated Certificate of Incorporation of Calpine
            Corporation, a Delaware corporation(a)
    +3.2    Amended and restated By-laws of Calpine Corporation, a
            Delaware corporation(a)
    +4.1    Form of Indenture
    +4.2    Indenture dated as of February 17, 1994 between the Company and Shawmut Bank of Connecticut, National Association, as
            Trustee, including form of Notes.(b)
    +4.3    Indenture dated as of May 16, 1996 between the Company and
            Fleet National Bank, as Trustee, including form of Notes.(c)
    +4.4    Indenture dated as of July 8, 1997 between the Company and
            The Bank of New York, as Trustee, including form of
            Notes.(d)
    +4.5    Indenture dated as of March 31, 1998 between the Company and
            The Bank of New York, as Trustee, including form of Senior
            Notes.(e)
    +4.6    Form of Senior Note (included in Exhibit 4.1)
    +5.1    Opinion of Brobeck, Phleger & Harrison LLP
   *12.1    Statement as to Computation of Ratio of Earnings to Fixed
            Charges
   +23.1    Consent of Arthur Andersen LLP, independent accountants
   +23.2    Consent of Moss Adams LLP, independent accountants
   +23.3    Consent of Brobeck, Phleger & Harrison LLP (included in
            Exhibit 5.1).
   +24.1    Powers of Attorney (included in the signature page of this
            Registration Statement).
   *25.1    Statement of Eligibility and Qualification under the Trust
            Indenture Act of 1939 of Trustee (Form T-1).


---------------
 *  Filed herewith.


 +  Previously filed.


(a) Incorporated by reference to registrant's Registration Statement on Form S-1 (Registration Statement 33-07497).

(b) Incorporated by reference to registrant's Registration Statement on Form S-1 (Registration Statement No. 33-73160).

(c) Incorporated by reference to registrant's Current Report on Form 8-K dated August 29, 1996 and filed on September 13, 1996.

(d) Incorporated by reference to registrant's Quarterly Report on Form 10-Q dated June 30, 1997 and filed on August 14, 1997.

(e) Incorporated by reference to registrant's Registration Statement on Form S-4 (Registration Statement No. 333-61047).